Investments in and Advances to Equity Accounted Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investments in and Advances to Equity Accounted Investments
8.	Investments in and advances to Equity Accounted Investments

	Year Ended December 31,
	2015 $	2014 $
High-Q Joint Venture	21,166	18,948
Tanker Investments Ltd.	44,195	36,915
Teekay Tanker Operations Ltd.	21,447	17,534

Total	86,808	73,397

a.

The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one VLCC, which is trading on a fixed time charter-out contract expiring in 2018. Under the contract, the vessel earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold.

As at December 31, 2015, the joint venture has a loan outstanding with a financial institution with a balance of $54.2 million (December 31, 2014 - $60.0 million). The loan is secured by a first-priority mortgage on the VLCC owned by the joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The joint venture has an interest rate swap agreement with a notional amount of $54.2 million that expires in June 2018, 50% of which is guaranteed by the Company. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.

In January 2014, the Company and Teekay formed TIL, which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery of the tanker market. The Company purchased 2.5 million shares of common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (see note 12). The stock purchase warrant is a derivative asset which had an estimated fair value of $5.2 million as at December 31, 2015 (December 31, 2014 - $4.7 million). The Company also received one preferred share, which entitles the Company to elect one Board member of TIL. The preferred share does not give the Company a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. In October 2014, the Company purchased an additional 0.9 million common shares of TIL on the open market. The common shares were acquired at a price of NOK 69 per share, or a purchase price of $10.0 million.

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owns one VLCC, to TIL (see note 21).

In 2015, TIL had repurchased 3.3 million of its own shares on the open market. The common shares were repurchased at a weighted average price of NOK 105.2 per share, or a gross purchase price of $40.6 million. As of December 31, 2015, the Company’s ownership interest in TIL was 10.2%.

c.

On August 1, 2014, the Company purchased from Teekay a 50% interest in TTOL, which owns conventional tanker commercial management and technical management operations, including the direct ownership in three commercially managed tanker pools, for an aggregate price of approximately $23.7 million, including net working capital. Teekay retained the remaining 50% interest in TTOL.

As consideration for this acquisition, the Company issued to Teekay 4.2 million Class B common shares. The 4.2 million Class B common shares had an approximate value of $15.6 million, or $3.70 per share, when the purchase price was agreed to between the parties and a value of $17.0 million, or $4.03 per share, on the acquisition closing date. The purchase price, for accounting purposes, is based upon the value of the Class B common shares on the acquisition closing date. In addition, the Company reimbursed Teekay for $6.7 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition. The excess of the purchase price over the Company’s proportionate interest in the book value of the net assets acquired, which amounted to $6.9 million, is accounted for as an equity distribution to Teekay. The portion of the purchase price paid with the 4.2 million of Class B common shares is reflected in the statement of cash flow as a non-cash transaction. The Company accounts for its ownership interest in TTOL using the equity method.

A condensed summary of the Company’s financial information for equity accounted investments (10.2% to 50.0% owned) shown on a 100% basis are as follows:

	As at December 31,
	2015 $	2014 $
Cash and cash equivalents	97,933	97,758
Other current assets	206,460	66,473
Vessels and equipment	855,232	715,360
Other non-current assets	25,304	21,107

Current portion of long-term debt	149,301	32,849
Other current liabilities	41,321	47,275
Long-term debt	485,627	355,784
Other non-current liabilities	31,269	31,787

	Year Ended December 31,
	2015 $	2014 $	2013 $
Revenues	225,596	94,244	7,325
Income from operations	109,253	16,460	3,256
Realized and unrealized loss on derivative instruments	(689)	(831)	—
Net income	90,059	3,598	1,686

For the year ended December 31, 2015, the Company recorded equity income of $14.4 million (2014 - $5.2 million and 2013 – $0.9 million). Equity income is comprised of the Company’s share of net income (loss) from the High-Q joint venture, TIL, and TTOL.